                           THE GABELLI VALUE FUND INC.
                              One Corporate Center
                            Rye, New York 10580-1434
                               SEMI-ANNUAL REPORT
                                  JUNE 30, 1997



TO OUR SHAREHOLDERS:

      In the second quarter of 1997, equities investors concluded that inflation was just a bad dream after all and that "Captain Greenspan" was bringing the economy in for another soft landing. Blue chip stocks remained in the limelight, but smaller stocks participated in the surge. The Dow Jones Industrial Average
(DJIA) gained 17.1%.

INVESTMENT PERFORMANCE

      For the second quarter ended June 30, 1997, the Gabelli Value Fund's total return was 21.3%. The Value Line Composite, Russell 2000 Index and Standard & Poor's (S&P) 500 had returns of 15.0%, 16.2% and 17.5%, respectively, over the same period. Each index is an unmanaged indicator of stock market performance. The Fund is up 22.5% year-to-date. The Value Line Composite, Russell 2000 and S&P 500 rose 15.2%, 10.2% and 20.6%, respectively, over the same six-month period.

      For the five-year period ended June 30, 1997, the Fund's return averaged 19.8% annually, versus average annual returns of 21.1%, 17.9% and 19.8% for the Value Line Composite, Russell 2000 and S&P 500, respectively. Since inception on September 29, 1989 through June 30, 1997, the Fund has a total return of 184.9%, which equates to an average annual return of 14.4%.

INVESTMENT RESULTS (a)


                                                       Quarter
                                  --------------------------------------------------
                                    1st           2nd             3rd            4th           Year
                                    ---           ---             ---            ---           ----
1997:  Net Asset Value ....       $11.63         $14.11             --             --             --
       Total Return .......          1.0%          21.3%            --             --             --
----------------------------------------------------------------------------------------------------
1996:  Net Asset Value ....       $12.88         $13.08         $12.63         $11.52         $11.52
       Total Return .......         10.9%           1.6%          (3.4)%          0.0%           8.7%
----------------------------------------------------------------------------------------------------
1995:  Net Asset Value ....       $11.41         $11.75         $12.81         $11.61         $11.61
       Total Return .......          8.8%           3.0%           9.0%           0.3%          22.5%
----------------------------------------------------------------------------------------------------
1994:  Net Asset Value ....       $11.37         $11.55         $12.43         $10.49         $10.49
       Total Return .......         (6.0)%          1.6%           7.6%          (2.7)%          0.0%
----------------------------------------------------------------------------------------------------
1993:  Net Asset Value ....       $11.15         $11.93         $13.92         $12.09         $12.09
       Total Return .......         10.1%           7.0%          16.7%           1.5%          39.4%
----------------------------------------------------------------------------------------------------
1992:  Net Asset Value ....       $10.40         $ 9.84         $10.04         $10.13         $10.13
       Total Return .......          9.7%          (5.4)%          2.0%           6.4%          12.7%
----------------------------------------------------------------------------------------------------
1991:  Net Asset Value ....       $ 9.51         $ 9.50         $ 9.57         $ 9.48         $ 9.48
       Total Return .......         11.8%          (0.1)%          0.7%           2.5%          15.3%
----------------------------------------------------------------------------------------------------
1990:  Net Asset Value ....       $ 9.23         $ 9.36         $ 8.19         $ 8.51         $ 8.51
       Total Return .......         (2.4)%          1.4%         (12.5)%          9.0%          (5.6)%
----------------------------------------------------------------------------------------------------
1989:  Net Asset Value ....           --             --             --         $ 9.58         $ 9.58
       Total Return .......           --             --             --         2.1% (b)       2.1% (b)
----------------------------------------------------------------------------------------------------

 Average Annual Returns - June 30, 1997 (a)
 ------------------------------------------
1 Year............................    18.2%
      ............................    11.7%(c)
5 Year............................    19.8%
      ............................    18.5%(c)
Life of Fund (b)..................    14.4%
      ............................    13.6%(c)


                          Dividend History
---------------------------------------------------------------------
Payment (ex) Date             Rate Per Share       Reinvestment Price
---------------------------------------------------------------------
December 27, 1996                 $ 1.110                 $ 11.57
December 27, 1995                 $ 1.230                 $ 11.56
December 30, 1994                 $ 1.600                 $ 10.49
December 31, 1993                 $ 2.036                 $ 12.09
December 31, 1992                 $ 0.553                 $ 10.13
December 31, 1991                 $ 0.334                 $  9.48
December 31, 1990                 $ 0.420                 $  8.51
March 19, 1990                    $ 0.120                 $  9.21
December 29, 1989                 $ 0.0678                $  9.58



(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of operations on September 29, 1989. (c) Includes the effect of the maximum 5.5% sales charge at beginning of period.

WHAT WE DO


[GRAPHIC]


      We do what is described as bottom-up research: we read annual reports; we visit the competition; we talk to customers; we go belly to belly with management. We structure our portfolio by picking stocks.

      In past reports, we have tried to articulate our investment philosophy and methodology. The following graphic further illustrates the interplay among the four components of our valuation approach.

      Our focus is on free cash flow; earnings before interest, taxes, depreciation and amortization (EBITDA) minus the capital expenditures necessary to grow the business. We believe free cash flow is the best barometer of a business' value. Rising free cash flow often foreshadows net earnings improvement. We also look at earnings per share trends. Unlike Wall Street's ubiquitous earnings momentum players, we do not try to forecast earnings with accounting precision and then trade stocks based on quarterly expectations and realities. We simply try to position ourselves in front of long-term earnings uptrends. In addition, we analyze on and off balance sheet assets and liabilities such as plant and equipment, inventories, receivables, and legal, environmental and health care issues. We want to know everything and anything that will add to or detract from our private market value (PMV) estimates. Finally, we look for a catalyst; something happening in the company's industry or indigenous to the company itself that will surface value. In the case of the independent telephone stocks, the catalyst is a regulatory change. In the agricultural equipment business, it is the increasing world-wide demand for American food and feed crops. In other instances, it may be a change in management, sale or spin-off of a division or the development of a profitable new business.

      Once we identify stocks that qualify as fundamental and conceptual bargains, we then become patient investors. This has been a proven long-term method for preserving and enhancing wealth in the U.S. equities market. At the margin, our new investments are focused on businesses that are well managed and will benefit from sustainable long-term economic dynamics. These include macro trends, such as the globalization of the market in filmed entertainment and telecommunications, and micro trends, such as an increased focus on productivity enhancing goods and services.

BARRON'S 1997 ROUNDTABLE

      We would like to share with you excerpts from BARRON'S 1997 Midyear Roundtable interview with our Chief Investment Officer. Discussion of individual companies is not necessarily reflective of the Fund's entire portfolio.

June 30, 1997            BARRON'S   Midyear Roundtable
-----------------------------------------------------------------------------

                                   BULLS AND BEARS
                  Our panelists, of both species, are still buying

Astonished, pleased as punch, looking for more, but also queasy. More than 1,100 points on the Dow in less than six months will do that to mere mortals - which, when pressed, all nine of the super-investors who graced our January Investment Roundtable will admit to being.

So now what? The spectrum of market opinion we found when we got on the phone and polled our panelists over the last couple of weeks ranged from "sell!" to "what, me worry!" Funny, though. No one had much trouble coming up with things to buy. For proof see the conversations below.

- Kathryn M. Welling

-----------------------------------------------------------------------------
                                    MARIO GABELLI
-----------------------------------------------------------------------------

BARRON'S: Nobody on our panel certainly, expected such a blowout market in the first half, Mario.

GABELLI: Essentially the sun, the moon and the stars came into alignment again in the first half and that is that. The economy, GDP--while we were all optimistic about the first quarter, it came in better than we thought. The second quarter is unfolding better. It's going to be a very good year, economically. In 1998 my belief is that the reservoir of growth opportunities in Europe, Japan and Latin America should help our exports. I see no reason why it shouldn't be another good year. Honeymoon with Greenspan. Part II: Soft Landing. Part II: How they throttle and steer and continue to pretty much grow to target. The earnings of U.S. industry continue to surprise. I mean, we are all cognizant of productivity gains. But return on sales and return on equity have far exceeded anything anyone would have ever imagined--and that helped in the first half.

Q: Everything's wonderful?

A: While earnings surprises, stock specific or system-specific, could prove painful, I just don't see it in the companies I look at. Now, to the degree that expectations run ahead of what are going to be solid results, you are open to disappointment. But on balance, I see 2-1/2% - 3% growth for the next 12 months. On inflation, we always worry about the same things -- labor, something wild in commodities and, on a regular basis, energy, since we produce less and consume more. The wild card is the dollar. You saw the volatility in currencies. We obviously want to keep an eye on what happens with the EMU. But it looks like, if something unwinds there, it won't hurt the dollar. The mandate to politicians on mainland Europe, which is the politically correct name for the Continent, is to expand. But you had everything go right in the first half -- especially money flows. Money into the mutual funds, despite increased volatility in equities, is okay. But it's still only a fraction of what's coming into the market from deals.


                                      BARRON'S
                                       MIDYEAR
                                     ROUNDTABLE

                                    MARIO GABELLI
                              Gabelli Asset Management

                                 ARCHIE MacALLASTER
                             MacAllaster Purhold MacKay

                                      JOHN NEFF
                                Wellington Management

                                    MARC PERKINS
                              Perkins Capital Advisors

                                    MICHAEL PRICE
                                    Mutual Shares

                                     JIM ROGERS
                              Author: Investment Market

                                    OSCAR SCHAFER
                                Cumberland Associates

                               CARLENE MURPHY ZIEGLER
                                  Artisan Partners

                                    FELIX ZULAUG
                              Zulauf Asset Management

                       PHOTOGRAPHS: TOM IANNUZZI for Barron's

                                       [PHOTO]

           At January'S Roundtable: Zulauf, Foreground: Rear, and Schafer.




Q: Okay, so you were right about deals.

A: Let me just hammer away. Banks, brokers,, broadcasters. I added the Baby Bells, defense, utilities. The one deal I didn't imagine was AT&T saying, "I can't do it alone; I have to have control of the local customer. And maybe I want to do GTE, if I can't do NBC Communications." Anyway, the flow of funds from deals is continuing to give Mr. Market opportunities to take prices above where they would be on an intrinsic-value basis. We said a deal a day, but we're seeing two a day, and more. Anytime a group acts lackluster, a deal occurs to push it into overdrive. These deals are global and the flow of funds from transactions--the cash portion--comes right back into the market. We also have new deal technologies. The LBO guys are using leveraged stubs. We saw that with a couple of companies: Bruno's which Kohlberg, Kravis & Robens did, and Amphenol.

Q: What's sparking the creativity?

A: If you're an LBO fund, the way you earn a return is not by buying. You have to buy right, but to really make money you have to sell right. When you sell, you either sell it outright, recapitalize it, go public, or sell it to another LBO group. If you go public, you find that while the Street likes EBITDA, they don't like amortization of goodwill or a negative net worth on the balance sheets. But the new technique everybody seems to be doing is leveraged stubs--leaving a piece of a company they acquire trading publicly. A sufficient piece, so that they don't have to do fresh start accounting. If they take it public again: they avoid big goodwill amortization. This means that you and I, as investors, can buy into these stubs and get the same hurdle rates the LBO firm gets, plus have liquidity. We like that.

Q: You sound pretty upbeat.

A: Well, the first half way overshot everything we talked about. As much as we were bulls on earnings, as much as we felt comfortable with the economy, as much as we felt interest rates would stay in the 6-1/4% - 7% area, as much as we expected the flow of funds from deals--all of that happened and more than we thought. And the markets, obviously, continued to march to those drummers. Now, we are in the camp of those who believe interest rates will edge up a little between now and year-end. Earnings will be okay, flow of funds will be okay. There'll be more volatility in the equities markets.

Q: So we're seeing.

A: Not a problem. This is just back to normal volatility. It was almost like it stopped on a dime when it went down 10% in April. It didn't get to the meltdown stage, but it's in the melt-up stage now, the way the stocks are going here. Nonetheless, the market is going from one group to another.

Q: So, what are you investing in?

A: Still the same themes. When the Berlin Wall came down, you added 3-1/2 billion consumers to the marketplace. Those new consumers were also 3-1/2 billion new unfettered capitalists, which provided extra energy in the model. The business model that businessmen looked at was Coca-Cola. That is, you make it in the U.S. you leverage it up and you distribute it to these new consumers around the world. That continues to be a major driver. But at some point, this becomes a market of stocks, as opposed to an overall stock market.

Q: You're not tempted to Index, then?

A: No. I have a bunch of companies that I want to talk about. The ideal is to buy companies in front of takeovers. I touched a little bit in January on capital-gains taxes. It looks to me like the owners-operators of small companies that dominate their niches are going to get high-multiple bids from people who want to buy their companies. And they'll sell, because they'll get a break on capital-gains taxes if those rates come down. So we're going to continue to see a lot of deal activity. In fact, it is going to accelerate. So we still want to be companies that are the object of the consolidators' affections.

Q: For example?

A: In the category of vendors to Boeing, one of the companies we've identified is Sequa Corp. SQA.A and SQA.B are the symbols. The B stock is where all the votes are. There are about 11 million shares. The company provides parts and engine services to the airline industry through their Chromalloy division. Revenues for 1997 will probably be close to $1.4 billion. they sold earn about $2.50 this year and that will accelerate to $4.50 and close to $8 by 2000. The private market value--that is, what you could get for the pieces if they were sold to somebody like United Technologies or an informed industrialist--is currently $100 a share. We think that marches straight up to $120, $140, then




                                       [PHOTO]

Gabelli: "Returns on sales and equity have far exceeded anything anyone imagined."

June 30, 1997              BARRON'S     Midyear Roundtable
--------------------------------------------------------------------------------

                                       [PHOTO]

                                      [CAPTION]
In January, from left, Jim Rogers, Michael Price, Maria Gabelli and John Neff.


$170 in 2000. My clients own a large percentage. The stock is trading close to $50. [Sequa CEO] Norman Alexander is very sensitive, not only about what he sells, but also about what he keeps. He's got a window, in the next 12-18 months, to do something exceptional for his shareholders. He hasn't shown any signs of doing that in the past, however. That's the negative: He might do things that don't make sense for holders.

Q: What else attracts you?

A: We've liked companies that are either packagers or creators of programming. The packagers have included International Family Entertainment, Pat Roberson finally saw the light and the deal was done. BET Holdings, or Black Entertainment Television, we still like; it's still around 30, where it was in January. BET is taking their strong brand identification with their customers and leveraging it up. I recently went to see one of their operations in Landover, Md.--a music restaurant concept, BET Sound Stage. There are lots of interesting things that [BET CEO] Bob Johnson is going. Our favorite is Liberty media, which owns a whole bunch of services, ranging from Discovery Channel to a big 56 million shares of Time Warner, which they received in exchange for their Turner Communications holdings. Liberty has split 3-for-2 since January. Another company in that area is Viacom. Its Achilles' heel has been Blockbuster. But by the time the second half of the year unwinds, Viacom is a major loaded laggard; it has wonderful cable networks. Besides, the President of the United States stated in January, "I'm going to take the next four years of my Administration and focus on education." At the same time, the states are especially flush now with tax revenues, and when they put money into education in the form of textbooks, the adoption cycle is going to be extremely favorable. so Viacom, through Simon & Schuster, provides electronic capabilities, and it will be a prime beneficiary. I still like HSN Inc., too, even though it has moved from 23 to 31. I like what Barry Diller has done.

Q. What about the cable operators?

A. EBITDA in cable improved dramatically in the '96 fourth quarter. It was exceptional, for most of the participants--in the high single- to low double-digits in the first quarter. And I think everyone in the industry, ranging from TCI to Cablevision to Time Warner, will show low double-digits in the second quarter. That should continue for the balance of the year. They have their price/cost relationships in order and have throttled back on capital spending. And now that [News Corp. Chairman] Rupert Murdoch's Death Star has been grounded, while there will be aggressive competition between satellite and cable, it will not be a total nuclear meltdown, one industry versus the other. The other competition to cable, satellite Direct-TV, continues to be vibrant. That's why we always recommend the cable program suppliers. But on balance, cable has better fundamentals. The threat of competition has dissipated. On top of that, Bill Gates came along and said, "I need bandwidth and I'm going to help the cable guys build it, by helping their cost of capital." He is also very interested in electronic retailing. I think that's why he went into QVC, controlled by Comcast. And why Microsoft's other founder, Paul Allen -- I want to put him in my Hall of Shame for not negotiating the same deal for his company's other shareholders--swapped his Ticketmaster Group stake for shares in Home Shopping Network's parent, HSN. We, as investors, want to participate in that. Then Cablevision went up 50% in two days because Leo Hindery came on board at TCI.

Q: You'd better explain.

A: Leo Hindery, [TCI's new president] basically said, "Hey, I have to drive my margins up, either by increasing EBITDA or taking some debt off my books." So he took about $20,000 subscribers and essentially traded them to Cablevision for a third of Cablevision's equity. The significance of the deal is that TCI's
John Malone and Cablevision's Chuck Dolan have always been fighters -- and rivals. These two now are aligned with a common cause--that is, to help cable deliver its promise to the customer. Malone will own one-third of Cablevision, so he'll become a major cheerleader/shareholder and Dolan has accepted that, because he has to deliver. What's more, in structuring the transaction, Dolan put a valuation on his company of $120 a share, pre-tax; $90, after-tax.

Q: How so?

A: I should point out, in the interest of full disclosure, that I own one-third of Cablevision's public float, Dolan added 12.2 million new shares to his company's capitalization of 24.4 million--and then swapped that third of the company to TCI in exchange for $200 million of cash flow and absorbing $670 million of related debt. If you put an 11 multiple on that $200 million of cash, it's $2.2 billion: knock off the $700 million of debt, it's $1.5 billion. You divide that by the 12.2 million shares, that's $120 a share. That's why the Street took Cablevision from 34 to 50. They did the math. From TCI's point of view, it was brilliant, too. First, they sent a signal to the world that these are what they believe the cable values really are. They're willing to sell their properties in exchange for someone else's at those values. Secondly, it gives them center row, orchestra, on sports programming in New York--which is critical. So I like cable. Time Warner, obviously, is the favored global critical mass with a big

                              [CHART - Gabelli's Picks]

June 30, 1977                 BARRON'S      Midyear Roundtable
-------------------------------------------------------------------------------

===============================================================================

piece of their assets in cable. This dynamic in cable -- that is, Gates to Comcast and Malone to Dolan -- has also helped the bidding process, with regards to [Time Warner CEO] Jerry Levin against SBC Communications.

Q: How about a fresh topic?

A: I'll echo another old favorite, which has not done much. The Herb Siegal trilogy. Chris-Craft Industries is selling at 45. There are approximately 31 million shares of Chris-Craft out, fully diluted, maybe 40 million. Chris-Craft owns 18 million shares of BHC Communication's 23 million shares outstanding. BHC is at 114, so that drives Chris-Craft's value to close to $70 today, it's lagging. Now, Chris-Craft doesn't have a lot of assets on its own. The real asset base is in United Television, of which it owns 57%, and BHC. As an

                                      [GRAPHIC]

example, BHC has close to $1.5 billion in cash, no debt. It has a bunch of TV stations and it owns five million shares of United Television. I don't want to recommend BHC at 114 a share because of the sticker price, but it is extremely attractive. I want to focus on the other laggard in the trilogy, United Television, 88-90. It has a bunch of TV stations. It has a lot of cash -- at March 31, $255 million -- no debt. On 9.3 million shares, that works out to 30-odd bucks a share in cash. And that grows dramatically, so by 2000, it'll have -- assuming they make no acquisitions -- $400 million of cash, no debt. The private market value could be well in excess of $175 a share . The stock can double in three years, in other words, which is 24% compounded. In a flat market, that's okay. At some point I expect Siegel to wrap BHC, United Television and Chris-Craft all in one bundle.

Q: Okay, now talk new ideas.

A: I'm looking to talk about stocks that are totally depressed and totally out of favor. So I'll give you three $10 stocks that I haven't talked about before. The first is Trump Hotels & Casino Resorts. The stock has dropped from 35-1/2 to 10; there are about 35 million shares out. They have $1.7-$1.8 billion of debt. About $300 million of cash flow from casinos in Atlantic City and about $35 million from their Gary, Ind., operation. So it's settling at about six times EBITDA. I think Atlantic City gets another run, and Trump migrates into Las Vegas. The stock has been majorly oversold. Everybody knows why.

Q: Sure. The Donald.

A: The Street is turned off for obvious reasons. You cannot trash an analyst merely for having a point of view. My second $10 stock is Thomas Nelson, down from a high of 26-1/2 to around 10. This one sells gifts -- and one of the gifts they sell is Bibles. This is my Nashville connection, now that I've had to give up Pat Robertson.

Q: You're trying to save your soul?

A: Your readers' souls -- by telling them about depressed stock that can work. Thomas Nelson sold off its contemporary Christian-music business to Gaylord Entertainment and emerged with a decent balance sheet. There are about 17 million shares -- I just filed; I own over 5%, and bought right after the press release. Symbol is TNM, on the NYSE. The company got trashed because of what I call channel stuffing. They had a secondary. Business was quite good before it, and seemed to collapse right after it.

Q: Funny.

A: I don't think it was because everybody stopped reading the Bible. There may have been too many Bibles on dealers' shelves. Or the trouble may have been in its other businesses. The bottom line is that in TNM, you have a company, pro forma, that can probably do 70-75 cents a share this year despite a slow start, because there is still extra product in inventory. It could do well in excess of a buck next fiscal year. The current year, ending March 1998, is the transition year. Then I see accelerated growth and the stock going back to 16-20. They have to do very little capital spending; it's a wonderful EBITDA generator. For the faint of heart, there is a convert, a 5-1/2 coupon that comes with a balloon due in '99, which I like as well. I'm buying that one. There is very limited risk in the balance sheet. Cash and debt are going to be equal a year from now.

Q: What's your third $10 stock?

A: IVAX Corp. There are 100-plus million shares. I went down to Florida and visited with them. [IVAX Chairman] Phil Frost terminated a deal with Bergen Brunswig, and the stock dropped to 7 or 8. They got hammered in the generic-drug business, lots of problems. But there is new management, not Phil. Phil remains the guiding light. They're refocusing. They're getting cash from the sale of a chemical business, so they're funding proprietary drugs. They are selling off -- for $320 million, plus contingency payments of $80 million -- an IV-solutions company called McGraw. Essentially, what I like is that they have wonderful R&D in proprietary drugs. They still have to sort out the generics. But if they make this work, you are going to make 50% on the stock, or more, in the next 12 months. It's a wonderful speculation at $10. The balance sheet, pro forma for the divestments, will look awfully good.

Q: What about Giant Food and Greif Brothers? Both are down a little since
January.

A: At Giant Food, everything is on track, despite the strike and its aftermath. Someone will come along. Meanwhile, we've had a reaffirmation of the values in supermarkets via several other mergers. Greif Brothers has continued to turn in lackluster results in containerboard. But that's going to bottom out, the stock is very attractive.

Q: Did we see a filing that you've lightened up your position at Belding Heminway -- now called Carlyle Industries?

A: No, we had some clients who bought the stock at somewhat higher prices and we peeled a little bit off. However, we bought Noel Group for those clients -- and Noel controls Carlyle. So, while we have been adjusting portfolios for tax purposes, we are not necessarily a seller, we're a buyer. You can get it free by buying Noel at 3-1/2. The balance in Noel's assets are worth more than the price of the stock. And Noel is being liquidated; their holdings including control of Lincoln Snacks and this company. Anyway, [Carlyle CEO] Karen Brenner is doing a decent job. They dominate the button business. The first-quarter 10Q reaffirms everything I liked about it, though I had thought that by now they would have negotiated a $1 a share discount to extinguish their preferred debt with Noel. They have not, yet. But something will happen because they are going to liquidate Noel. It's just a question of how. That why we bought some Noel. To the degree that Carlyle has to pay the extra buck, I get it back in Noel. Meanwhile, the market keeps growing to the sky.

Q: Thanks, Mario.



Holdings discussed herein do not necessarily reflect holdings in the fund. The views expressed in this article reflect those of Maria J. Gabelli, Chairman and Chief Investment Officer of Gabelli Funds, Inc., only through 6/23/97. The Chief Investment Officer's views are subject to change at any time based on market and other conditions. A prospectus is available by calling Gabelli & Company, Inc., 1-800-GABELLI (1-800-422-3554). The prospectus contains more complete information including fees and expenses. Please read it carefully before you invest or send money.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

Cablevision Systems Corporation (CVC - $53.50 - ASE), based in Woodbury, NY, is a major cable TV operator serving 2.9 million subscribers, including managed systems. CVC's cable systems generate average monthly subscriber revenues among the highest in the industry. CVC is purchasing ITT's 50% stake in MSG (Madison Square Garden) Properties for $500 million cash, plus options that bring the transaction's value to almost $690 million. Cablevision intends to use the proceeds from the sale of a 40% stake in Rainbow Sports to a News Corp./TCI joint venture to pay down a significant portion of MSG's debt. With its upgraded cable systems, CVC is well-positioned to offer telephony, high speed data and enhanced video services. We believe Cablevision's PMV is about $90 per share.

Century Telephone Enterprises, Inc. (CTL - $33.6875 - NYSE) is an incumbent local phone company based in Monroe, Louisiana with over 500,000 access lines in 14 states in the South and Midwest. Century Telephone also offers wireless service and Internet access. Through acquisitions, CTL has created clusters of rural telephone and cellular companies within commuting distance of metropolitan areas in 14 states including Wisconsin, Michigan, Ohio, Louisiana and Arkansas. Now, with the $2.2 billion acquisition of Portland, Oregon-based Pacific Telecom, CTL is adding seven states, 10 cellular markets and 640,000 access lines to its business base. The acquired operations are expected to nearly double Century's revenues. The company continues to build value through other ventures, primarily its long distance and competitive local exchange carrier
(CLEC) operations. In March, CTL surfaced some of the hidden value in its CLEC business with its agreement to sell Metro Access Networks (MAN) to Brooks Fiber Properties (BFPT - $33.75 - Nasdaq) in exchange for approximately 12% of BFPT's common equity.

Chris-Craft Industries, Inc. (CCN - $48.25 - NYSE), through its 77% ownership of BHC Communications, Inc. (BHC - $119.50 - ASE), is primarily a television broadcaster. BHC owns and operates UPN-affiliated TV stations in New York
(WWOR), Los Angeles (KCOP) and Portland (KPTV). BHC also controls over 59% of United Television, Inc. (UTVI - $99.00 - Nasdaq), which operates an NBC affiliate, an ABC affiliate and three UPN affiliates. Chris-Craft's eight television stations constitute one of the nation's largest television station groups, reaching approximately 20% of U.S. households. BHC owned 100% of United Paramount Network (UPN), but Viacom has exercised its option to purchase 50% of UPN for $160 million, which is equal to about one-half of UPN's operating losses to date. The Chris-Craft complex is debt free and strongly positioned to expand its operations with about $1.6 billion in cash and marketable securities.

----------------------
Chris-Craft Industries
----------------------
77%      |
----------------------
BHC Communications
----------------------
59%      |
----------------------
United Television
----------------------


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
Grupo Televisa S.A. (TV - $30.375 - NYSE) is a Mexico-based entertainment company that dominates the Spanish speaking world through its fully integrated mix of content and distribution. The company is an excellent vehicle for accessing the growth in disposable income among the Spanish speaking population on a global basis. The business mix includes film, music, cable television and broadcasting. Grupo Televisa also has valuable holdings in PanAmSat Corporation (SPOT - $29.00 - Nasdaq) and Univision Communications Inc. (UVN - $39.125 -
NYSE). A five-year restructuring plan - "Televisa 2000" - is designed to cut costs by $90 million annually over the next three years and to raise Televisa's cash flow margin by more than 25%.

International Family Entertainment, Inc. (FAM - $34.375 - NYSE) is a Virginia-based entertainment company with production and distribution operations around the world. With such key assets as The Family Channel, MTM and Cable Health Club, FAM is a leading provider of cable programming oriented toward families. The Family Channel is performing exceptionally well, and MTM has been re-energized. FAM has created an exceptional franchise which attracted News Corporation Limited (NWS - $19.25 - NYSE), whose Fox Kids Worldwide Inc. unit agreed to buy FAM for $35 a share cash in a transaction valued at $1.9 billion.

Media General, Inc. (MEG'A - $40.00 - ASE), our largest holding representing 16.8% of our portfolio, is a Richmond, VA-based communications company, publishing 20 daily newspapers throughout the Southeast. Media General operates fourteen network television stations in Southeastern markets, including Birmingham, Tampa and Jacksonville and two cable television systems in Virginia. The relaxation of broadcast station ownership restrictions provided by The Telecommunications Reform Act of 1996 is driving industry consolidation and is increasing the franchise values of strong, well-positioned media properties such as those owned by Media General. The company also produces newsprint from recycled newspapers. Through its hubris and thirst for "size", management has neglected its shareholders.

Quaker Oats Company (OAT - $44.875 - NYSE) is a food and beverage company, featuring Quaker Oats grain-based products and Gatorade drinks. Quaker is the dominant player in hot cereals, rice cakes, and golden grain products, while maintaining a profitable #4 position in ready-to-eat cereals. Gatorade is a global brand name with world-wide sales of approximately $1.5 billion. In the U.S., Gatorade maintains a dominant market share of over 80%, despite intense competition from Coca-Cola and PepsiCo. The Snapple iced tea and juice business has been sold to Triarc Co.

Tele-Communications, Inc./Liberty Media Group (LBTYA - $23.75 - Nasdaq) owns a collection of interests in some of the most powerful programming entities in the world. Liberty Media is the second largest investor in Time Warner Inc. (TWX - $48.25 - NYSE), the world's largest media company. Liberty Media, News Corporation Limited (NWS - $19.25 - NYSE), and Tele-Communications International, Inc. (TINTA - $15.4375 - Nasdaq) have created a global sports joint-venture, called Fox Sports, that will offer an integrated package of sports programming across network broadcast, national cable, and regional cable channels. Liberty's 49% owned Discovery Communications is a major advertiser-supported basic cable network that includes the flagship Discovery Channel, The Learning Channel, and developing businesses such as Discovery Europe and Animal Planet. We consider Liberty Media to be ideally positioned to benefit from expanding distribution channels, including direct broadcast satellite ventures like DirecTV and the Internet.

Time Warner Inc. (TWX - $48.25 - NYSE), having completed its acquisition of Turner Broadcasting in the fourth quarter of 1996, is the world's largest diversified media and publishing company. The combined companies have more than $23 billion in revenues and over $4.5 billion in EBITDA. Together they control a host of powerful media brands, such as CNN, Warner Brothers film, HBO, Cinemax and Time and People magazines. Under the leadership of Chairman Gerald Levin and Vice-Chairman Ted Turner, Time Warner is now focused on reducing its almost $13 billion in debt and simplifying its capital structure. Achievement of both goals would be greatly aided by a successful restructuring of the Time Warner Entertainment partnership with U.S. West Media Group (UMG - $20.25 - NYSE).

Viacom Inc. (VIA - $29.4375 - ASE; VIA'B - $30.00 - ASE), long a major provider of entertainment "content", has evolved into one of the world's dominant media companies. Following its acquisitions of Paramount Communications and Blockbuster Entertainment, the company is now divesting non-core assets to reduce debt and is focusing on the global expansion of its media franchises. The company has divested its cable systems subsidiary in a transaction with Tele-Communications, Inc. (TCOMA - $14.875 - Nasdaq) which reduced Viacom's debt by $1.7 billion and the number of common shares outstanding by about 4%. Its radio group, Evergreen Media, is being sold for $1.1 billion in cash. Viacom is well-positioned in music (notably MTV) and cable networks such as Nickelodeon, USA (50% interest) and the Sci-Fi Channel.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan.

GABELLI U.S. TREASURY MONEY MARKET FUND

      Shareholders of any of the Gabelli Funds may invest in The Gabelli U.S. Treasury Money Market Fund with an initial investment of $3,000 or more. The Fund provides checkwriting and exchange privileges. The Fund's expenses are capped at .30% of average net assets, making it one of the most attractive U.S. Treasury-only money market funds. With dividends that are exempt from state and local income taxes in all states, the Fund is an excellent vehicle in which to store idle cash. An investment in The Gabelli U.S. Treasury Money Market Fund is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Fund will maintain a stable $1 per share net asset value. Call us at 1-800-GABELLI (1-800-422-3554) for a prospectus which gives a more complete description of the Fund, including management fees and expenses. Read the prospectus carefully before you invest or send money.

INTERNET

      You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Funds, Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

IN CONCLUSION

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABVX. Please call us during the business day for further information.

      We thank you for your confidence in our investing abilities and will work hard to preserve and enhance the assets you have entrusted to us.



                                   Sincerely,


                                   /s/ MARIO J. GABELLI, CFA

                                   MARIO J. GABELLI, CFA
                                   President and
                                   Chief Investment Officer

August 1, 1997




                                TOP TEN HOLDINGS
                                  JUNE 30, 1997

Media General, Inc.
Time Warner Inc.
Chris-Craft Industries, Inc.
Grupo Televisa S.A.
Viacom Inc.
International Family Entertainment, Inc.
TCI/Liberty Media Group
Cablevision Systems Corporation
Century Telephone Enterprises, Inc
Quaker Oats Company

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period of this report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.



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